Exhibit 99.2
Park Sterling Corporation 2011Q2 Earnings Conference Call July 28, 2011

Forward Looking Statements This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations, plans or forecasts of future events, results and condition, including expectations regarding the proposed merger with Community Capital Corporation ("Community Capital"), the general business strategy of engaging in bank mergers, organic growth and anticipated asset size, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key leadership positions, decreases in construction and development loans and other changes in loan mix, changes in deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance, charge- offs, delinquency trends and nonperforming loan and asset levels, residential sales activity and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure of Community Capital's shareholders to approve the merger; failure to realize synergies and other financial benefits from the proposed merger within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting and the impact on Park Sterling's financial statements; Park Sterling's ability to attract new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 2

Additional Information Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation. In connection with the proposed merger between Park Sterling and Community Capital Corporation ("Community Capital"), Park Sterling has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of Community Capital that also constitutes a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Once the Registration Statement is declared effective by the SEC, Community Capital will mail a definitive Proxy Statement/Prospectus to its shareholders. Shareholders are strongly urged to read the Registration Statement and the preliminary Proxy Statement/Prospectus regarding the proposed merger filed with the SEC, and other relevant documents that will be filed with the SEC, as well as any amendments or supplements to those documents (including the definitive Proxy Statement/Prospectus) as they become available, because they will contain important information regarding the proposed merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Community Capital, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Community Capital at www.parksterlingbank.com and www.capitalbanksc.com. This communication does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of Park Sterling or Community Capital. Park Sterling and Community Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital's shareholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Community Capital and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed with the SEC on April 12, 2011. Information about Community Capital's executive officers and directors can be found in Community Capital's Amendment No.1 to its Annual Report on Form 10-K/A filed with the SEC on April 26, 2011. 3

Second Quarter Highlights

PARK STERLING CORPORATION®

Financial Highlights

	2010Q2	2011Q1	2011Q2
Balance Sheet			
Total assets	$ 488,361	$ 628,416	$ 610,668
Cash and investments	81,224	227,786	213,714
Loans held for sale	-	-	1,600
Net loans	390,402	376,419	369,088
Total deposits	411,783	421,512	403,906
Total equity	46,690	174,770	173,584
Income Statement *(three months)*			
Net interest income	$ 3,756	$ 3,956	$ 3,772
Provision expense	1,094	4,462	3,245
Noninterest expense	2,477	4,234	5,474
Net income (loss)	173	(2,887)	(3,114)
Diluted EPS (wgtd average shares)	$ 0.03	$ (0.10)	$ (0.11)
Net income (loss) (excl'd merger one-time)	173	(2,840)	(2,713)
Diluted EPS (wgtd avg sh) (excl'd mrgr one-time)	$ 0.03	$ (0.10)	$ (0.10)
Weighted average dilutive shares	*4,951,098*	*28,051,098*	*28,051,098*
Asset Quality *(three months and period end)*			
Net charge-offs	$ 500	$ 5,118	$ 3,736
Loans 30 - 89 days past due	2,121	3,469	-
90+ days past due	-	-	-
Term debt restructurings (accruing)	2,271	1,198	2,002
Loans held for sale (nonaccruing)	-	-	1,600
Nonaccrual loans	6,534	34,027	25,565
OREO	534	1,565	3,470
Nonperforming assets	9,339	36,790	32,637
Potential problem assets	11,460	40,259	32,637
Select Ratios			
Tang. common equity/ tang. assets	9.56%	27.81%	28.43%
Tangible book value/ share	$ 9.43	$ 6.23	$ 6.19
Allowance/ gross loans	2.25%	3.03%	2.96%
Nonperforming assets/ total assets	1.91%	5.85%	5.34%

Key Activities

- Net loss narrowed by $127 thousand (4%)
  - Excluding $632 thousand in merger expenses ($401 thousand, net of est. taxes)
- Asset quality continued to improve
  - Positive migration in loan grades and mix
  - No accruing loans past due 30+ days
  - Nonaccrual decreased $8.5 million (25%)
- Community Capital merger moving forward*
  - Received regulatory approval for BHC merger
  - Finalizing integration plans
  - Filed application to merge bank charters**
- Organic growth initiatives gaining ground
  - Opened de novo branch in Charleston, SC
  - Opened LPOs in Research Triangle and Greenville/Spartanburg
  - Added asset based lending capability
  - Targeted C&I and Owner-Occupied lending increased $6.1 million (6%)

(Unaudited, except 2010Q4 balance sheet; $ in thousands, except per share amounts.)
** Planned Third Quarter closing subject to customary closing conditions including approval by Community Capital shareholders. ** Planned Fourth Quarter closing subject to regulatory approval and BHC merger.*

4

Strategic Update:

Community Capital Merger Moving Forward

PARK STERLING CORPORATION®



Greensboro
Research Triangle
Charlotte
Spartanburg
Greenville
Wilmington
Columbia
Charleston
PSTB
CPBK

Merger Consummation

- ☑ Federal Reserve regulatory approval
- ☑ State of South Carolina regulatory approval
- ☐ Shareholder approvals
- ☐ Target BHC merger closing late-2011Q3/early-2011Q4*
- ☐ Applied for bank charter merger effective 2011Q4**

Functional Area Target Design

- ☑ "Day 1": Ensure core processes effective at close
- In Process "Day 2": Position resources to support objectives (ongoing)

Groups: Operations, IT, Risk Management, Finance, Compliance, Internal Audit, Human Resources

S-4 Pro Forma Financial Information

	As of March 31, 2011		
Balance Sheet	PSTB	CPBK	Combined
Total assets	$ 628,416	$ 649,135	$1,244,728
Cash and investments	227,786	121,856	265,083
Loans held for sale	-	1,781	1,781
Net loans	376,419	449,866	789,283
Intangibles	-	1,162	9,864
Total deposits	421,512	487,015	909,169
Total equity	174,770	48,875	188,691

Line of Business Target Design

- ☑ "Day 1": Ensure businesses effective at close
- In Process "Day 2": Position resources to serve customers, grow revenues and leverage new footprint and capabilities (ongoing)

Groups: Retail, Commercial, Commercial Real Estate, ABL, Mortgage Banking, Cash Mgmt/ Treasury Services, Online Banking and Wealth Management

(Unaudited, $ in thousands.)

** Closing subject to customary closing conditions including approval by Community Capital shareholders. ** Planned Fourth Quarter closing subject to regulatory approval and BHC merger.*

5

Strategic Update:

Organic Growth Initiatives Gaining Ground

PARK STERLING CORPORATION®

Charlotte, NC

- Opened October 2006
- Two branch offices
- Fully staffed with thirteen bankers, three CSRs, four underwriters
- Base for all functional groups

Research Triangle, NC

- Entered market 2nd Quarter 2011
- Loan production office (applying for full branch)
- Initially staffed with two bankers and one underwriter (anticipate additional hiring in 2011)


Richmond
Hampton Roads
Piedmont Triad
Research Triangle
Charlotte
Greenville/
Spartanburg
Columbia
Wilmington
Charleston

Greenville/Spartanburg , SC

- Entered market 2nd Quarter 2011
- Loan production office (applying for full branch)
- Initially staffed with two bankers (anticipate additional hiring in 2011)

Wilmington, NC

- Opened September 2007
- Full branch office
- Fully staffed with four bankers, two CSRs

Asset Based Lending

- Hired 2nd Quarter 2011
- New product capability
- Initially staffed with banker, portfolio manager, collateral analyst and underwriter

Charleston, SC

- Entered market 1st Quarter 2011
- Full branch office (June 2011)
- Fully staffed with three bankers, two CSRs, one underwriter

6

Strategic Update:

Ongoing Market Opportunities

PARK STERLING CORPORATION®

Disclosure Policy: Management generally will not comment on specific M&A opportunities prior to execution of a merger agreement, nor on new hire opportunities prior to announcement.

Organic Growth

- Near-term focus on successfully launching de novo offices and new asset based lending product line
- Anticipate leveraging acquired product capabilities across existing footprint
- Future initiatives expected to focus on Richmond, Hampton Roads, Piedmont Triad and/or Columbia

… Park Sterling well positioned with capital, liquidity and talent to pursue organic growth

Mergers and Acquisitions

- Near-term focus on ensuring successful consummation of Community Capital partnership
- Pipeline of opportunities across Virginia and the Carolinas remains extremely active
- Regulatory and economic environment likely to continue increasing pressure on community banks for some time

… Park Sterling actively pursuing additional mergers and acquisitions


Richmond
Hampton Roads
Piedmont Triad
Research Triangle
Charlotte
Greenville/ Spartanburg
Wilmington
Columbia
Charleston

7

Asset Quality:

Improved Profile by Loan Type

PARK STERLING CORPORATION®

Portfolio Mix by Loan Type ($)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other $6,935
1-4 Family $20,910
HELOC $54,982
C&I $45,461
CRE - Own Oc $52,347
CRE - Investor $103,766
C&D $123,637
Other $9,279
1-4 Family $20,920
HELOC $58,115
C&I $47,166
CRE - Own Oc $51,779
CRE - Investor $101,359
C&D $109,138
Other $10,470
1-4 Family $21,716
HELOC $56,968
C&I $48,401
CRE - Own Oc $55,089
CRE - Investor $110,407
C&D $96,897
Other $12,043
1-4 Family $25,034
HELOC $53,725
C&I $48,107
CRE - Own Oc $52,764
CRE - Investor $113,612
C&D $82,995
Other $13,334
1-4 Family $21,767
HELOC $56,481
C&I $45,056
CRE - Own Oc $61,878
CRE - Investor $111,349
C&D $70,710
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2

- C&D exposure declined $12.2 million (15%)
  - Now 19% of loans compared to 24% in 2010Q4
  - Down $88.2 million (56%) from 2008Q4 peak
- Gaining traction in targeted growth areas
  - Combined C&I and Owner-Occupied increased $6.1 million (6%)
  - Weekly pipelines and committee activities improving

Total 2011Q2
$380.6 million


Oth Comm $6,840 2%
Oth Cons $6,494 2%
C&I $45,056 12%
CRE - Owner Occupied $61,878 16%
CRE - Investor $111,349 29%
C&D - Cons $6,048 1%
C&D - Comm'l $64,662 17%
1-4 Family $21,767 6%
HELOC $56,481 15%

(Unaudited, except 2010Q4; $ in thousands)
(Loan type distribution shown before deferred loan fees)

8

Asset Quality:

Improved Profile by Risk Grade

PARK STERLING CORPORATION®

Loan Portfolio by Risk Grade


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
RG7 $14,661
RG6 $26,352
RG5 $70,597
RG1-4
$287,279
RG7 $28,210
RG6 $22,414
RG5 $61,441
RG1-4
$285,859
RG7 $46,227
RG6 $27,037
RG5 $37,861
RG1-4
$288,915
RG7 $51,784
RG6 $30,017
RG5 $33,737
RG1-4
$272,350
RG7 $41,706
RG6 $22,927
RG5 $23,864
RG1-4
$292,078
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2

- Low pass grades (RG5) and watch loan (RG6-7) decreased $27 million (23%) to $88.5 million
  - Now 23% of total loans compared to 30%
- High pass grades (RG1-4) increased $19.7 million (7%) from 2011Q1
  - Now 77% of loans compared to 70%
  - Comprised of upgrades and new loans
- Ratio of downgrades to upgrades of 1.05x
  - Compared to 5.71x in 2011Q2
  - Compared to 16.61x in 2010Q4

Risk Grade Changes


$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)
($80,000)
Upgrades $4,527
1 Down
($62,487)
2+ Down
($12,715)
Upgrades $7,317
1 Down
($33,724)
2+ Down ($8,050)
Upgrades $9,417
1 Down ($7,796)
2+ Down ($2,094)
2010Q4
2011Q1
2011Q2

(Unaudited; $ in thousands)
(Loan grade distribution shown before deferred loan fees)

Risk Grades: 5 – Lowest Pass, 6 – Special Mention, 7 – Substandard

9

Asset Quality:

Significantly Reduced Problem Assets

PARK STERLING CORPORATION

Potential Problem Assets by Classification ($)



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Total $11,460
30-89 PD $2,121
TDRs $2,271
Nonaccruals $6,534
OREO $534
Total $22,057
30-89 PD $7,259
TDRs $3,314
Nonaccruals $10,043
OREO $1,441
Total $43,355
TDRs $1,198
Nonaccruals $40,911
OREO $1,246
Total $40,259
30-89 PD $3,469
TDRs $1,198
Nonaccruals $34,027
OREO $1,565
Total $32,637
LHFS $1,600
TDRs $2,002
Nonaccruals $25,565
OREO $3,470
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2

- Continued positive trend of reducing problem assets
  - No loans 30-89 days past due and still accruing
  - No loans 90+ days past due and still accruing
  - New $1.6 million LHFS
    - Under contract with expected closing 2011Q3
  - TDRs increased $0.8 million (67%)
    - Represents successfully remediated loan
  - Nonaccrual loans decreased $8.5 million (25%)
    - ~ 57% current on all contractual payments
  - OREO increased $1.9 million (122%)
    - Normal migration/ remediation of problem assets

(Unaudited, except 2010Q4; $ in thousands)

10

11 Asset Quality: Peer Group Comparisons (with adjustment for LHFS) Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $750 million to $4 billion in total assets. (Source: SNL) NPLs to Total Loans (%) NPAs to Total Assets (%) NPAs to Tangible Equity + ALLL (%) Annualized NCOs to Average Loans (%) PSTB (adj) excludes $1.6 million nonperforming loan held for sale that is under contract with an expected closing 2011Q3 and associated $1.6 million 2011Q2 charge-off to FMV.

Asset Quality:

Allowance for Loan Losses

PARK STERLING CORPORATION®

Five-Quarter Roll Forward Analysis

Three Months and Period Ended	2010Q2	2010Q3	2010Q4	2011Q1	2011Q2
Beginning balance	$ 8,380	$ 8,974	$ 13,150	$ 12,424	$ 11,768
Provision expense	1,094	6,143	8,237	4,462	3,245
Charge-offs	(502)	(1,986)	(9,000)	(5,581)	(4,096)
Recoveries	2	19	37	463	360
Ending Balance	$ 8,974	$ 13,150	$ 12,424	$ 11,768	$ 11,277
Net charge-offs	$ 500	$ 1,967	$ 8,963	$ 5,118	$ 3,736
ALLL/ Total Loans (%)	2.25%	3.31%	3.11%	3.03%	2.96%

- Allowance for loan losses decreased $0.5 million (4%), consistent with reduced risk in portfolio
  - Quantitative component declined $0.6 million (7%) due to improved risk grades
  - Qualitative component held at 0.525% of portfolio (represent 17% of total)
  - Specific reserves increased by $91 thousand (represent 17% of total)
- Provision expense decreased $1.2 million (27%) and net charge-offs $1.4 million (27%)
  - NCOs include $1.7 million mark for LHFS

Components of Allowance ($)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Total $8,974
$2,053
$100
$6,821
Total $13,150
$3,623
$1,790
$7,738
Total $12,424
$4,207
$1,884
$6,333
Total $11,768
$1,860
$1,859
$8,048
Total $11,277
$1,951
$1,863
$7,463
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
"FAS 5" Quantitative
"FAS 5" Qualitative
"FAS 114" Specific

Allowance / Total Loans (%)



3.50
3.00
2.50
2.00
1.50
1.00
0.50
2.25
3.31
3.11
3.03
2.96
2.45 1.94 1.54
2.70 2.07 1.56
2.97 2.17 1.76
3.03 2.25 1.69
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
75th%
50th%
50th%
PSTB

(Unaudited, except 2010Q4; $ in thousands)

Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $750 million to $4 billion in total assets. (Source: SNL)

12

Financial Review:

Balance Sheet: Earning Assets

PARK STERLING CORPORATION®


Period End Earning Assets
Total $480,600
Cash $10,075
Investments $40,289
Fed funds $30,860
Loans $399,376
Total $627,025
Cash $17,450
Investments $115,357
Fed funds $96,560
Loans $397,658
Total $605,797
Cash $7,473
Investments $140,590
Fed funds $57,905
Loans $399,829
Total $615,973
Cash $57,988
Investments $112,273
Fed funds $57,525
Loans $388,187
Total $595,679
Cash $22,920
Investments $146,734
Fed funds $44,060
LHFS $1,600
Loans $380,365
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2

- Earning assets decreased $20.3 million (3%)
  - Allowed balance sheet to contract with roll-off of brokered CDs and higher priced CD special
  - Reduced lower yielding cash and Fed funds balances
  - Reinvested cash moved from Bank with formation of BHC in 2011Q1
  - Loans decreased $7.8 million (2%)
    - $1.6 million transfer of nonaccrual loan to LHFS
    - $12.2 million reduction in C&D exposures
    - Partially offset by $6.1 million increase in C&I and Owner-Occupied
    - Total new loan production of $19.4 million compared to $9.5 million in 2011Q1

(Unaudited, except 2010Q4 balance sheet; $ in thousands)

13

Financial Review:

Balance Sheet: Funded Debt and Capital

PARK STERLING CORPORATION®

Period End Funded Debt and Capital


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Total $487,130
DDA $27,316
MMDA & NOW $62,568
Other CDs $189,382
Brokered CDs $132,517
Debt $21,762
Sub debt $6,895
Equity $46,690
Total $628,991
DDA $30,468
MMDA & NOW $72,639
Other CDs $196,485
Brokered CDs $117,557
Debt $21,100
Sub debt $6,895
Equity $183,847
Total $612,690
DDA $36,333
MMDA & NOW $71,666
Other CDs $194,162
Brokered CDs $105,659
Debt $20,874
Sub debt $6,895
Equity $177,101
Total $624,390
DDA $37,098
MMDA & NOW $107,186
Other CDs $176,676
Brokered CDs $100,552
Debt $21,213
Sub debt $6,895
Equity $174,770
Total $606,046
DDA $42,156
MMDA & NOW $110,874
Other CDs $154,984
Brokered CDs $95,892
Debt $21,661
Sub debt $6,895
Equity $173,584
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2

- Funding profile continues to improve
  - Demand deposits increased $5.1 million (14%)
    - Continued focus for front-line personnel
  - MMDA, NOW and Savings deposits increased $3.7 million (3%)
    - Continue to test pricing in market
  - Allowed other CDs to decrease $21.7 million (12%)
    - Elected not to renew special rate CD program
  - Allowed brokered CDs to decrease $4.7 million (5%)
    - Down $77.6 million (45%) from 2009Q1 peak

(Unaudited, except 2010Q4 balance sheet; $ in thousands.)

14

Financial Review: Capital Ratios Remain Strong 15 Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Summary Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $750 million to $4 billion in total assets. (Source: SNL) (Unaudited, except 2010Q4 balance sheet; $ in thousands amounts.)

Financial Review: Liquidity Ratios Remain Strong 16 Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $750 million to $4 billion in total assets. (Source: SNL) (Unaudited, except 2010Q4 balance sheet; $ in thousands) (Wholesale Funding includes brokered CDs and FHLB borrowings.) Summary Liquidity Ratio (%) Wholesale Funding (%)

Financial Review: Net Interest Income 17 Net interest rate spread declined $184 thousand (5%) on a linked quarter basisDriven by $295 thousand (5%) decrease interest income due primarily to (i) $170 thousand lost income from matured portfolio hedge, and (ii) negative $88 thousand mark on forward-rate swap (will reverse with 2011Q4 loan closing)Partially offset by $112 thousand (7%) decrease in interest expense due to improved deposit mix and pricing (Unaudited, $ in thousands)

Financial Review:

Noninterest Expense

PARK STERLING CORPORATION®

Noninterest Expense	2010Q2	2010Q3	2010Q4	2011Q1	2011Q2
Three Months *(three months)*					
Personnel expenses	$ 1,299	$ 1,777	$ 2,114	$ 2,507	$ 2,975
Occupancy and FF&E	224	236	250	256	301
Advertising and promotion	96	84	50	38	87
Legal and professional	83	78	208	307	1,205
Deposit charges and FDIC	182	184	185	287	196
Data processing and services	100	109	109	123	128
Directors fees	47	164	182	41	45
OREO expense and loss on sale	239	120	16	235	93
Other expenses	207	238	434	440	444
Total noninterest expense	$ 2,477	$ 2,990	$ 3,548	$ 4,234	$ 5,474
Memo Items *(three months)*					
Outgoing director expense	$ -	$ 185	$ 185	$ -	$ -
BHC formation	-	-	-	91	116
Sarb-Ox/ SEC reporting build-out	-	-	-	96	139
Non-merger due diligence expense	-	-	150	50	-
Merger one-time expense	-	-	-	75	632
Normalized noninterest expense	$ 2,477	$ 2,805	$ 3,213	$ 3,922	$ 4,587
Stock expense (non-cash)	$ 87	$ 295	$ 328	$ 446	$ 523
FTE Headcount *(three months)*					
Beginning FTE headcount	48	49	54	63	67
Mid-/front office additions, net	1	-	4	5	12
Exec/back office additions, net	-	5	5	(1)	3
Ending FTE headcount	49	54	63	67	82

- Total noninterest expense increased $1.2 million (29%) from 2011Q1, including
  - $77 thousand increase in non-cash stock expense
  - $334 thousand increase related to de novo offices
  - $557 thousand increase in merger one-time expenses
- Headcount increased by 15 FTE (22%)
  - Hiring shifting from back office to mid- and front office personnel
- Anticipate normalized quarterly noninterest expense, excluding unusual items (see table), to plateau over next two quarters

(Unaudited, except 2010Q4 balance sheet; $ in thousands)

18

Outlook for Second Half 2011*

PARK STERLING CORPORATION®

Earning Assets

- Expect continued pick-up in new loans from de novo offices (Charleston, Research Triangle, Greenville-Spartanburg) and new business line (ABL)
  - Focus on C&I, CRE-Owner Occupied and CRE-Income Producing
- Anticipate continued shift in loan mix away from C&D
  - Booking some non-residential C&D
- Expect some improvement in net interest margin
  - Focus on new loan pricing and reduction of drag from nonperforming loans

Asset Quality

- Generally expect problem assets to continue trending downward
  - Recognizing results and/or pace may be uneven across individual categories
- Generally expect lower NCOs and provision expense
  - Subject to unexpected erosion in current economic and market conditions

Expenses

- Quarterly normalized operating expenses expected to plateau near current range over last six months
  - Assumes only existing de novo offices (Charleston, Research Triangle, Greenville-Spartanburg), ramping into full run-rate
  - Assumes only existing new product lines (ABL), ramping into full run-rate
  - Infrastructure build-out essentially completed
  - Unusual BHC and other "start-up" costs behind us
- Continue to estimate merger expenses of approximately $6.0 million
  - $707 thousand already incurred

* Outlook applies to Park Sterling on a standalone basis without benefit of proposed merger with Community Capital Corporation.

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20

Appendix:

Reconciliation of Non-GAAP Measures (1)

PARK STERLING CORPORATION®

	2010Q2	2011Q1	2011Q2
Tangible Assets			
Total assets	$ 488,361	$ 628,416	$ 610,668
Less: intangible assets	-	-	-
Tangible assets	$ 488,361	$ 628,416	$ 610,668
Tangible Common Equity			
Total common equity	$ 46,690	$ 174,770	$ 173,584
Less: intangible assets	-	-	-
Tangible common equity	$ 46,690	$ 174,770	$ 173,584
Tangible Book Value per Share			
Issued and outstanding period end shares	4,951,058	28,619,358	28,619,358
Add: Dilutive stock options	-	-	-
Deduct: Nondilutive restricted awards	-	568,260	568,260
Period end dilutive shares	4,951,058	28,051,098	28,051,098
Tangible common equity	$ 46,690	$ 174,770	$ 173,584
Divided by: period end outstanding shares	4,951,098	28,051,098	28,051,098
Tangible book value per share	$ 9.43	$ 6.23	$ 6.19

(1) Tangible assets, tangible common equity, tangible book value and related ratios, as used throughout this presentation, are non-GAAP financial measures. "Tangible assets" equals period end total assets less intangible assets. "Tangible common equity" equals period end common shareholders' equity less intangible assets. "Tangible book value per share" equals period end tangible common equity divided by period end dilutive common shares issued and outstanding.

Special Note

- As contemplated during equity raise, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of bank holding company
- These 568,260 shares vest one-third each when stock price per share reaches the following performance thresholds for 30 consecutive trading days
  - 125% of offer price ($8.13)
  - 140% of offer price ($9.10)
  - 160% of offer price ($10.40)
- These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights)

(Unaudited; $ in thousands)

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22 Appendix: Problem Assets Trends by Loan Type (Unaudited, except 2010Q4; $ in thousands)